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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


          Each of the undersigned Directors of Pacific Gas and Electric Company hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, KATHLEEN RUEGER, GARY P. ENCINAS, JULIE C. GAVIN, DOREEN A. LUDEMANN, GRACE U. SHIN or ANNIE M. TILLERY his or her attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of said corporation the registration statement or statements covering the issue and sale, in one or more series, of not exceeding $400,000,000 aggregate principal amount or liquidation value of securities consisting of unsecured subordinated debentures, notes or other debt, and related guarantees, and any and all amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, we have signed these presents as of this 4th day of August, 1995.

RICHARD A. CLARKE               WILLIAM F. MILLER

H.M. CONGER                     REBECCA Q. MORGAN

WILLIAM S. DAVILA               JOHN B.M. PLACE

ROBERT D. GLYNN, JR.            SAMUEL T. REEVES

RICHARD B. MADDEN               CARL E. REICHARDT

GEORGE A. MANEATIS              JOHN C. SAWHILL

MARY S. METZ                    ALAN SEELENFREUND

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                               POWER OF ATTORNEY


          STANLEY T. SKINNER, the undersigned, Chairman of the Board, Chief Executive Officer, and Director of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, KATHLEEN RUEGER, GARY P. ENCINAS, JULIE C. GAVIN, GRACE U. SHIN or ANNIE M. TILLERY his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Chairman of the Board, Chief Executive Officer, and Director of said corporation the registration statement or statements covering the issue and sale, in one or more series, of not exceeding $400,000,000 aggregate principal amount or liquidation value of securities consisting of unsecured subordinated debentures, notes or other debt, and related guarantees, and any and all amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents as of this 4th day of August, 1995.
                                       STANLEY T. SKINNER
                              ___________________________________
                                       STANLEY T. SKINNER
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                               POWER OF ATTORNEY


          GORDON R. SMITH, the undersigned, Senior Vice President and Chief Financial Officer of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, KATHLEEN RUEGER, GARY P. ENCINAS, JULIE C. GAVIN, GRACE U. SHIN or ANNIE M. TILLERY his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Senior Vice President and Chief Financial Officer of said corporation the registration statement or statements covering the issue and sale, in one or more series, of not exceeding $400,000,000 aggregate principal amount or liquidation value of securities consisting of unsecured subordinated debentures, notes or other debt, and related guarantees, and any and all amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents as of this 4th day of August, 1995.

                                        GORDON R. SMITH
                              ___________________________________
                                        GORDON R. SMITH
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                               POWER OF ATTORNEY


          THOMAS C. LONG, the undersigned, Vice President and Controller of Pacific Gas and Electric Company, hereby constitutes and appoints LESLIE H. EVERETT, LINDA Y.H. CHENG, KATHLEEN RUEGER, GARY P. ENCINAS, JULIE C. GAVIN, DOREEN A. LUDEMANN, GRACE U. SHIN or ANNIE M. TILLERY his attorneys with full power of substitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President and Controller of said corporation the registration statement or statements covering the issue and sale, in one or more series, of not exceeding $400,000,000 aggregate principal amount or liquidation value consisting of unsecured subordinated debentures, notes or other debt, and related guarantees, and any and all amendments thereto, and hereby ratifies all that said attorneys or any of them may do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, I have signed these presents as of this 4th day of August, 1995.

                                        THOMAS C. LONG
                              ___________________________________
                                        THOMAS C. LONG